ALGER EMERGING MARKETS FUND

Supplement Dated September 24, 2019 to the

Statement of Additional Information dated March 1, 2019

The sections “Other Account Managed by Portfolio Managers” and “Securities Owned by the Portfolio Managers” beginning on page 39 of the statement of additional information are hereby deleted and replaced with the following.

Other Accounts Managed by Portfolio Managers

The numbers and assets of other accounts managed by the portfolio managers of the Funds as of October 31, 2018 are as follows. Except as noted below, no account’s advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Gregory Adams*	3	$173,859,700	3	$73,294,405	13	$16,315,601
Joshua D. Bennett[x]†	2	$342,653,485	4	$132,281,514	14	$818,779,868
Daniel J. Brazeau		—	3	$74,949,652		—
Dan C. Chung*±	11	$1,597,075,133	3	$73,294,405	9	$792,946,944
Ankur Crawford#µ	5	$7,097,575,751	8	$1,756,940,378	61	$3,105,102,374
H. George Dai[x]†	2	$342,653,485	4	$132,281,514	14	$818,779,868
Gregory Jones	2	$161,171,567
Patrick Kelly#	4	$7,086,390,815	7	$1,756,641,307	50	$3,105,002,793
Pragna Shere	2	$161,171,567

*

The portfolio manager also manages Alger Dynamic Return Fund, a hedge fund included as a pooled investment vehicle. The advisory fee of Alger Dynamic Return Fund is based on the performance of the account, which had assets of approximately $25 million as of October 31, 2018.

x

The portfolio manager also manages a separate account, included in “Other Accounts,” which may charge additional fees based on the performance of the account. The account had assets of approximately $108 million as of October 31, 2018.

†

The portfolio manager also manages a private hedge fund, included in “Other Pooled Investment Vehicles,” which may charge additional fees based on the performance of the account. The account had assets of approximately $27 million as of October 31, 2018.

±

The portfolio manager also manages Alger 35 Fund, a mutual fund included as a registered investment company. The advisory fee of Alger 35 Fund is based upon the performance of the Fund, which has assets of approximately $7.8 million as of October 31, 2018.

µ

The portfolio manager also manages Alger 25 Fund, a mutual fund included as a registered investment company. The advisory fee of Alger 35 Fund is based upon the performance of the Fund, which has assets of approximately $11 million as of October 31, 2018.

#

The portfolio manager also manages a separate account, included in “Other Accounts,” with advisory fees based on the performance of the account. The account had assets of approximately $187 million as of October 31, 2018.

Securities Owned by the Portfolio Managers

The following table shows each current portfolio manager’s beneficial interest as of December 31, 2018, by dollar range, in the shares of the Fund(s) that he or she manages. The ranges are as follows: A = none; B = $1 — $10,000; C = $10,001 — $50,000; D = $50,001 — $100,000; E = $100,001 — $500,000; F = $500,001 — $1,000,000; G = over $1,000,000.

Portfolio Manager	Fund	Range
Gregory Adams	Dynamic Fund Responsible Fund	E* E*

Joshua D. Bennett	Dynamic Fund	C

Daniel J. Brazeau	Dynamic Fund	C

Dan C. Chung	Dynamic Fund Emerging Markets	F E

Ankur Crawford	Spectra Fund	E*

H. George Dai	Dynamic Fund	C

Gregory Jones	Emerging Markets	A

Patrick Kelly	Spectra Fund	G*

Pragna Shere	Emerging Markets	A

*

A portion of these amounts represents vested or unvested shares held in various qualified and non-qualified deferred compensation plans sponsored by the Manager in which the portfolio manager participates. Information provided is based on current valuations of portfolio manager ownership in such plans where obtainable or on initial values (which may increase or decrease) where current valuations are not timely available.

S-SSAI-II 92319

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